UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2003

                                UNIT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                     1-9260                     73-1283193
(State of Incorporation)        (Commission File              (IRS Employer
                                     Number)                Identification No.)

                             1000 Kensington Tower,
                                7130 South Lewis,
                              Tulsa, Oklahoma 74136

               (Address Of Principal Executive Offices) (Zip Code) Registrant's telephone number, including area code: (918) 493-7700

                                (Not Applicable)
          (Former Name Or Former Address, If Changed Since Last Report)




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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

     Unit Corporation announced today that its Board of Directors has elected Mr. Mark E. Monroe to the Company's Board of Directors. Mr. Monroe recently served as the President, Chief Executive Officer and a director of Louis Dreyfus Natural Gas Corp. until that company was sold in 2001. He currently serves as a member of the Board of Directors for Continental Resources, Inc. He has served as President of the Oklahoma Independent Petroleum Association, on the Board of the Independent Petroleum Association of America, and as a member of the Domestic Petroleum Council and the National Petroleum Council. Mr. Monroe holds a Bachelor's degree in Business Administration from the University of Texas and is a Certified Public Accountant.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

               99 Press Release of Unit Corporation's announcement of the election of Mark E. Monroe to the Company's Board of Directores.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 27, 2003
         ----------------
                                UNIT CORPORATION

                                By:   /s/ Larry D. Pinkston
                                ---------------------------
                                Larry D. Pinkston
                                President





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Exhibit Index

  Exhibit No.                                      Description

        99 Press Release, issued by Unit Corporation on October 27, 2003 announcing the election of Mr. Mark E. Monroe to the Company's Board of
             Directors